UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2011

AMERICAN LITHIUM MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-132648	71-1049972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 King Street, West, Suite 3670, Toronto, Ontario	M5X 1A9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 416-214-5640

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In a letter to our officers, employees and consultants On March 8, 2011 our Board of Directors announced pending amendments to our 2010 and 2009 Stock Option Plans and to outstanding stock options issued under those plans. Specifically we announced our intention to amend our option plans to extend the allowable exercise period for non-qualified stock options for up to five years following the departure of the option holder from the company. We also announced our intention to issue an unspecified number of new stock options under the restructured plans, and to cancel and reissue currently unexercised options under the plans to reflect the current market value of our common stock.

Item 9.01	Financial Statements and Exhibits

99.1	Letter of the Board of Directors dated March 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LITHIUM MINERALS INC.

/s/ Hugh Aird
Hugh Aird
President and CEO

Date: March 8, 2011